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Freedom Consumer Credit Fund, LLC
1875 South Grant Street, Suite 450
San Mateo, California 94402

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Freedom Consumer Credit Fund, LLC (the “Company”) and Credit Suisse Securities (USA) LLC (the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of unsecured consumer loans in conjunction with the proposed offering of FREED ABS Trust 2019-2, Series 2019-2 Asset-Backed Notes.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 9, 2019, representatives of the Company provided us with a computer-generated loan listing with respect to 37,443 unsecured consumer loans (the “Unsecured Consumer Loan Listing”).  At the Company’s instruction, we randomly selected 250 unsecured consumer loans from the Unsecured Consumer Loan Listing (the “Sample Loans”).

Further, on September 20, 2019, representatives of the Company provided us with a computer generated data file and related record layout containing data, as represented to us by the Company, as of the close of the business August 31, 2019, with respect to 37,446 unsecured consumer loans, including each of the Sample Loans (the “Statistical Loan File”).  At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics
1. Loan number (for informational purpose only)
2. Scheduled payment amount
3. Maturity date
4. Original loan amount
5. Original loan term (months)
6. Interest rate
7. Annual percentage rate (APR)
8. Funded date
9. State of residence (at approval)

10. Annual borrower income (at approval)
11. Current principal balance
12. Number of days delinquent
13. Original FICO score
14. Debt to income ratio
15. Remaining term (months)
16. Final risk group
17. NACO

Member of Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. through 7. to the corresponding information set forth on or derived from the related Loan Agreement or Truth-In-Lending Disclosure (collectively, the “Loan Agreement”) and Characteristics 8. through 17. to an electronic loan file, prepared, created and delivered by the Company on September 20, 2019, from the servicer system, as of the close of business August 31, 2019 (the “Servicing System File”).

For purposes of our comparisons and at your instruction:

•
with respect to our comparison of Characteristic 3., for Sample Loans for which the number of days between the origination date and the first payment date (each as set forth on the Loan Agreement) was greater than 30 days, differences of 31 days or less are deemed to be “in agreement;”

•	with respect to our comparison of Characteristics 5. and 15., differences of one month are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 7., for Sample Loans indicated as “CP” on the Statistical Loan File, differences of 1.00% or less are deemed to be “in agreement”;

•	with respect to our comparison of Characteristic 10., we rounded the annual borrower income (at approval) (as set forth on the Statistical Loan File) to the nearest dollar; and

•	with respect to our comparison of Characteristic 14., differences of 0.0100% or less are deemed to be “in agreement.”

In addition to the procedures described above, for each of the Sample Loans, we observed that the Loan Agreement indicated that the borrower “signed electronically.”

The loan documents described above (including any information obtained from the Servicing System File) and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A.  Supplemental information is contained on Appendix B.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.

We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

September 27, 2019

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 27, 2019.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Nine differences in maturity date.
2	Eight differences in original loan term.
3	Two difference in state of residence.
4	Six differences in debt to income ratio.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 27, 2019.

Supplemental Information Related to the Findings Set Forth on Appendix A
Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Loan Documents
1	318538	Maturity date	6/20/2024	4/20/2024
1	325411	Maturity date	7/9/2024	5/9/2024
1	344266	Maturity date	8/1/2024	6/1/2024
1	351336	Maturity date	8/19/2024	6/19/2024
1	353032	Maturity date	8/23/2024	6/23/2024
1	355396	Maturity Date	7/17/2024	6/17/2024
1	360964	Maturity date	9/15/2024	7/15/2024
1	370114	Maturity date	10/9/2024	8/9/2024
1	367727	Maturity Date	8/18/2024	7/18/2024
2	318538	Original loan term	62 months	60 months
2	325411	Original loan term	62 months	60 months
2	344266	Original loan term	62 months	60 months
2	351336	Original loan term	62 months	60 months
2	353032	Original loan term	62 months	60 months
2	360964	Original loan term	62 months	60 months
2	370114	Original loan term	62 months	60 months
2	361269	Original loan term	48 months	46 months
3	314739	State of residence	TX	ID
3	322034	State of residence	TX	PA
4	382863	Debt to income ratio	8.4887%	13.6343%
4	363520	Debt to income ratio	3.3462%	9.3825%
4	366063	Debt to income ratio	25.4423%	19.0173%
4	353664	Debt to income ratio	32.7499%	24.9008%
4	350679	Debt to income ratio	29.5468%	38.1714%
4	382876	Debt to income ratio	1.0122%	0.9082%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.